                                                                   Exhibit 10.27

                            TITAN EXPLORATION INC.
                           500 West Texas, Suite 500
                             Midland, Texas 79701


                               November 6, 1997


Natural Gas Partners, L.P.
777 Main Street, Suite 2700
Fort Worth, Texas 76102
Attention: Kenneth A. Hersh

        Re: Registration Rights for Merger Shares

Gentlemen:

        Reference is made to the following agreements:

        (i) Registration Rights Agreement, dated as of August 30, 1996 (the "OEDC Registration Rights Agreement"), by and among David B. Strassner,
Douglas H. Kiesewetter, Offshore Energy Development Corporation ("OEDC"), Natural Gas Partners, L.P. ("NGP"), R. Gamble Baldwin, David R. Albin, Donald Shore as Trustee of the Albin Income Trust, John S. Foster, Kenneth A. Hersh, Bruce B. Selkirk, III, John C. Goff and Agnes Denise Darraugh (collectively, such persons and their successors and assigns, together with NGP, NGP's general partner and the individuals who are partners of such general partner and their successors and assigns, are referred to herein as the "NGP OEDC Parties").

        (ii) Registration Rights and Management Unitholders' Agreement (the "Carrollton Registration Rights Agreement"), dated as of November 12, 1993, among Carrollton Resources L.L.C. ("Carrollton"), John R. Howard, Jr.,
Benjamin M. Jones and NGP-Louisiana Partners, L.P. ("NGP Louisiana" and collectively with its general partner, the individuals who are partners of such general partner and their successors and assigns, the "NGP Carrollton Parties") (the NGP OEDC Parties and the NGP Carrollton Parties are collectively referred to herein as the "NGP Parties");

        (iii) Amended and Restated Registration Rights Agreement, dated September 30, 1996 (the "Titan Registration Rights Agreement"), among Titan Exploration, Inc. ("Company"), NGP, Natural Gas Partners II, L.P. ("NGP II"), Joint Energy Development Investment Limited Partnership, First Union Corporation and Selma International Investment Limited.

        (iv) Amended and Restated Agreement and Plan of Merger (the "OEDC Merger Agreement") dated November 6, 1997, among Titan Exploration, Inc. ("Company"), Titan Offshore, Inc. ("TOI") and OEDC; and

        (v) Agreement and Plan of Merger dated November 4, 1997 (the "Carrollton Merger Agreement" and collectively with the OEDC Merger Agreement, the "Merger Agreements") among Titan Exploration, Inc. ("Company") Titan Bayou Bengel Holdings, Inc. ("TBB") and Carrollton; and

        Pursuant to the Merger Agreements, TOI will merge with and into OEDC and TBB will
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Natural Gas Partners, L.P.
November 6, 1997
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merge with and into Carrollton and the NGP Parties will receive shares of Titan common stock in exchange for the shares of common stock of OEDC and the units of Carrollton currently owned by them (such shares of Titan common stock are referred to herein as the "Merger Shares"). The Merger Shares are entitled to certain registration rights pursuant to the terms of the OEDC Registration Rights Agreement, the Carrollton Registration Rights Agreement and the Titan Registration Rights Agreement.

        The Company has requested that the NGP Parties agree to terminate their registration rights for the Merger Shares under the OEDC Registration Rights Agreement and the Carrollton Registration Agreement. In addition, NGP has been requested to execute an OEDC Affiliate's Agreement in substantially the form set forth as Exhibit A to the OEDC Merger Agreement and a Carrollton Affiliate's Agreement in substantially the form set forth as Exhibit A to the Carrollton Merger Agreement (collectively, the "Affiliate Agreements"), which Affiliate Agreements require NGP to refrain from disposing of its Merger Shares for certain periods following the closing of the mergers (the "Lock-up Periods"). In order to induce the NGP Parties to agree to such requests, the Company has offered to provide for the registration of the Merger Shares. This letter agreement (this "Agreement"), when executed by the NGP Parties, establishes the terms of agreement among the Company and NGP Parties with respect to the registration of the Merger Shares.

        Capitalized terms used and not defined in the Agreement shall have the meaning set forth for such terms in the Titan Registration Agreement.

        1.     Registration of Shares.
               ----------------------

        (a) The Company will prepare and file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) with respect to the resale by the NGP Parties of the Merger Shares together with any securities issued or issuable with respect to any Merger Shares by way of stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise (collectively with the Merger Shares, the "Registrable Merger Securities") shall use its best efforts to cause such registration statement to become effective not later than 180 days after the Closing Date (such registration statement, together with any subsequent amendment of such "shelf" registration statement filed pursuant hereto, the "Shelf Registration"). The Company shall maintain the effectiveness of the Shelf Registration until such time as the amount of Registrable Merger Securities held by the NGP Parties represents less than 10 percent of initial number of Registrable Merger Securities (the "Registration Period").

        (b) As to any particular Registrable Merger Securities, such securities shall cease to be Registrable Merger Securities when such securities
(i) shall have been disposed of in accordance with the Shelf Registration,
(ii) shall be have been distributed to the public pursuant to Rule 144, Rule 144A or Rule 145 (or any successor provision) under the Securities Act,
(iii) shall otherwise be eligible to be disposed of without registration or qualification under the Securities Act or any similar state law then in force and the Company or its transfer agent shall have issued in exchange for any certificates bearing legends restricting further transfer, new certificates for such securities
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Natural Gas Partners, L.P.
November 6, 1997
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not bearing any such restrictive legends, (iv) shall no longer be owned by the
NGP Parties, or (v) shall have ceased to be outstanding.

        (c) The registration of the Registrable Merger Securities shall be effectuated in accordance with the procedures and shall be subject to the terms and conditions applicable to a registration of Registrable Securities under
Section 2.1 of the Titan Registration Rights Agreement and all of the provisions of the Titan Registration Rights Agreement shall be applicable to such registration; except that, (i) the limitations in Section 2.1(e) shall not be applicable to registration of the Registrable Merger Securities, (ii) registration under this Agreement shall not count as one of the three demand registration rights which are provided for Registrable Securities under
Section 2.1 of the Titan Registration Rights Agreement, and (iii) in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Titan Registration Rights Agreement, the terms of this Agreement shall be controlling.

        (d) The rights of the NGP Parties pursuant to this Agreement are in addition to any registration rights which the holders of the Registrable Merger Securities may be entitled under the terms of the Titan Registration Rights Agreement, and accordingly, none of the terms of the Titan Registration Rights Agreement shall be deemed to be amended or modified in any respect as a result of this Agreement.

        2.     Agreement of NGP Parties.
               ------------------------

        (a) The NGP Parties hereby agree to (i) terminate their rights to require registration of the Registrable Merger Securities pursuant to the OEDC Registration Rights Agreement and the Carrollton Registration Rights Agreement, and (ii) enter into the Affiliate Agreements in substantially the form set forth as exhibits to the Merger Agreements.

        (b) NGP and Natural Gas Partners II, L.P. each agrees to waive any right that it may have under Section 2.2 of the Titan Registration Rights Agreement to include shares of Titan common stock, other than the Merger Shares, in the registration of the Merger Shares pursuant hereto.

        3.     Specific Performance.
               --------------------

        The parties hereto recognize and agree than money damages may be insufficient to compensate the parties for breaches by the other parties hereto of the terms hereof, and, consequently, the parties hereto agree that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

        4.     Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with, and the rights of the parties hall be governed by, the laws of the State of Texas.

        5.     Counterparts.  This Agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all of such counterparts shall together constitute one and the same instrument.
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Natural Gas Partners, L.P.
November 6, 1997
Page 4




        If the foregoing correctly sets forth the agreements among the Company and the NGP Parties, please indicate your acceptance in the space provided for that purpose below.

                                       Sincerely,

                                       Titan Exploration, Inc.


                                       By: /s/ Jack D. Hightower
                                          ------------------------------

                                       Name: Jack D. Hightower
                                            ----------------------------

                                       Title: President
                                             ----------------------------
Accepted:

Natural Gas Partners, L.P.
By: G.F.W. Energy, L.P., its general partner


By: /s/ David R. Albin
   -----------------------------------------
   David R. Albin, Authorized Representative

R. Gamble Baldwin
David R. Albin
Donald Shore as Trustee for the Albin Income Trust
John S. Foster
Kenneth A. Hersh
Bruce B. Selkirk III
John C. Goff
Agnes Denise Darraugh
By: Natural Gas Partners, L.P. attorney-in-fact
By: G.F.W. Energy, L.P. its general partner


By: /s/ David R. Albin
   -----------------------------------------
   David R. Albin, Authorized Representative

NGP-Louisiana Partners, L.P.
By: NGP-Louisiana Operating Corporation,
    its general partner
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Natural Gas Partners, L.P.
November 6, 1997
Page 5





By: /s/ Kenneth A. Hersh
   -----------------------------------
   Kenneth A. Hersh, Vice President
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Natural Gas Partners, L.P.
November 6, 1997
Page 6





The undersigned is executing this letter agreement solely for the purpose set forth in Section 2(b) thereof.


Natural Gas Partners II, L.P.
By: G.F.W. Energy II, L.P., its general partner
BY: GFW II, L.L.C.



By: /s/ Kenneth A. Hersh
   -----------------------------------
   Kenneth A. Hersh, Authorized Member